SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K

       Current Report Pursuant to Section 13 or 15(d) of
              The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): April 16, 2002


                        JOHNSON & JOHNSON

     (Exact name of registrant as specified in its charter)


    New Jersey                 1-3215                22-1024240

(State or other             Commission         (I.R.S. Employer
jurisdiction               File Number)      Identification No.)
of incorporation)



 One Johnson & Johnson Plaza, New Brunswick, New Jersey   08933

           (Address of principal executive offices)    (zip code)


Registrant's telephone number including area code: (732) 524-0400